EXHIBIT 1.01

EXECUTION COPY

AMBAC FINANCIAL GROUP, INC.

(a Delaware corporation)

UNDERWRITING AGREEMENT

Dated: February 7, 2007

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SECTION 6.	Indemnification. (a)	20
(a)	Indemnification of Underwriters	20
(b)	Indemnification of Company, Directors and Officers	21
(c)	Actions against Parties; Notification	21
(d)	Settlement without Consent if Failure to Reimburse	22

SECTION 7.	Contribution	22

SECTION 8.	Representations, Warranties and Agreements to Survive Delivery	23

SECTION 9.	Termination	23
(a)	Terms Agreement	23
(b)	Liabilities	24

SECTION 10.	Default by One or More of the Underwriters	24

SECTION 11.	Notices	25

SECTION 12.	Parties	25

SECTION 13.	No fiduciary duty	25

SECTION 14.	Integration	26

SECTION 15.	GOVERNING LAW AND TIME	26

SECTION 16.	Effect of Headings	26

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AMBAC FINANCIAL GROUP, INC.

(a Delaware corporation)

Junior Subordinated Debt Securities

UNDERWRITING AGREEMENT

February 7, 2007

Ladies and Gentlemen:

Ambac Financial Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell up to $400,000,000 aggregate initial public offering price of its junior subordinated debt securities (“Debt Securities”), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

Unless otherwise specified in the applicable Terms Agreement (as defined below), the Debt Securities will be issued in one or more series under an indenture, to be dated as of February 12, 2007, as amended and supplemented through the Closing Date (as defined below) (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”). Each series of Debt Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements and any other variable terms established by or pursuant to the Indenture. Whenever the Company determines to make an offering of Debt Securities, the Company will enter into an agreement (each, a “Terms Agreement”) providing for the sale of such Debt Securities to, and the purchase and offering thereof by the underwriters named in Schedule I to the Terms Agreement (the “Underwriters”, which term shall include any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Debt Securities shall specify the aggregate principal amount of Debt Securities to be issued (the “Underwritten Securities”), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter acting as manager or co-manager in connection with such offering, the aggregate principal amount of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and one or more of the Underwriters, acting for themselves and, if applicable, as representative(s) of any other Underwriters. Each offering of Underwritten Securities will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement. As used herein, the term “Representative(s)” means, with respect to any offering of Debt Securities, any

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Underwriter specified as the representative of the Underwriters of such offering in the applicable Terms Agreement and if none is so designated, it means the Underwriters.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement as defined under Rule 405 (“Rule 405”) of the Securities Act of 1933, as amended (the “1933 Act”) on Form S-3 (File No. 333-131888), as amended by any amendments, for the registration of the Debt Securities and other securities of the Company under the 1933 Act, and the offering thereof from time to time in accordance with Rule 415 (“Rule 415”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). Such registration statement, and any amendments thereto filed prior to the Execution Time (as defined below), became effective on filing, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”). Such registration statement, including all exhibits and financial statements and any prospectus supplement relating to the offering of the Underwritten Securities that is filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”) and deemed part of such registration statement pursuant to Rule 430B of the 1933 Act Regulations (the “Rule 430B Information”), as amended on each Effective Date (as defined below), and including any post-effective amendment thereto that becomes effective prior to the Closing Date, is referred to herein as the “Registration Statement”; the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the time of execution of the applicable Terms Agreement (the “Execution Time”) is referred to herein as the “Base Prospectus”; the Base Prospectus, together with any preliminary prospectus supplement relating to the offering of the Underwritten Securities which is used prior to the filing of the Prospectus (as defined below) filed with the Commission pursuant to Rule 424(b) is referred to herein as the “Preliminary Prospectus”; the Base Prospectus, together with the final prospectus supplement relating to the offering of the Underwritten Securities first filed with the Commission pursuant to Rule 424(b) after the Execution Time is referred to herein as the “Prospectus.” Each date and time that the Registration Statement, and any post-effective amendments thereto, became effective is referred to herein as the “Effective Date.”

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the “1934 Act”) on or before the Effective Date of the Registration Statement or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date of the Registration Statement or the date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

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SECTION 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter named in the applicable Terms Agreement, as of the date thereof and as of the Closing Time (as defined in Section 2(b) herein) (in each case, a “Representation Date”), as follows:

(i) Compliance with Registration Requirements. (A) The Company meets the requirements for use of Form S-3 under the 1933 Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405, on Form S-3, including a related Base Prospectus, for registration under the 1933 Act of the offering and sale of the Underwritten Securities and other securities of the Company. Such Registration Statement, including any amendments thereto filed before Execution Time, became effective on filing and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendments thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations has been received by the Company, and any request on the part of the Commission for additional information has been complied with. The Company may have filed with the Commission, as part of an amendment or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Underwritten Securities, each of which has previously been furnished to the Representative(s). The Company will file with the Commission a final prospectus supplement relating to the Underwritten Securities in accordance with Rule 424(b). As filed, such final prospectus supplement, except to the extent the Representative(s) shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative(s) prior to the Execution Time or, to the extent not completed prior to the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised the Representative(s), prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x) of the 1933 Act Regulations.

(B) On each Effective Date, the Registration Statement including any amendments thereto did or will, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the respective rules thereunder (the “1939 Act Regulations”); on each Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the 1939 Act and the rules thereunder; and on the date of any filing pursuant to Rule 424(b) and at the Closing Time, the Prospectus (together with any supplement thereto) did not and will not include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,

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however, that the representations or warranties in this subsection shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the 1939 Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representative(s) specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

(C)(i) The Disclosure Package (as defined below) and (ii) each electronic road show, if any, when taken together as a whole with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative(s) specifically for use therein. The term “Disclosure Package” means the Base Prospectus, the Preliminary Prospectus used most recently prior to the Execution Time, the Issuer Free Writing Prospectuses (as defined in Rule 433 of the 1933 Act Regulations), if any, identified in Schedule II of the applicable Terms Agreement, and any other Free Writing Prospectus (as defined in Rule 405 of the 1933 Act) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

(D)(i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the 1934 Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations) made any offer relating to the Underwritten Securities in reliance on the exemption in Rule 163 of the 1933 Act Regulations, and (iv) at the Execution Time (with such time being used as the determination time for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Underwritten Securities within the time required by Rule 456(b)(1) of the 1933 Act Regulations without regard to the proviso therein relating to the four business day extension to the payment deadline and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations.

(E)(i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act) of the Underwritten Securities and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

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(F)(i) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Disclosure Package, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative(s) specifically for use therein.

(ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”) and, when read together with the other information in the Prospectus and any Preliminary Prospectus, at the date of any Preliminary Prospectus and the Prospectus and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) Independent Accountants. The accounting firm that certified the financial statements and supporting schedules included in the Registration Statement, any Preliminary Prospectus and the Prospectus, and has audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations.

(iv) Financial Statements. The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement, any Preliminary Prospectus and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected consolidated financial data of the Company and its consolidated subsidiaries and the summary financial information of the Company and its consolidated subsidiaries included in any Preliminary Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, any Preliminary Prospectus and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto

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included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the common stock, par value $.01 per share, of the Company in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Underwriting Agreement and the applicable Terms Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect.

(vii) Good Standing of Subsidiaries. Each subsidiary of the Company that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; each such Subsidiary is wholly owned by the Company, directly or through subsidiaries; all of the outstanding capital stock of such Subsidiaries which is owned by the Company, directly or through subsidiaries, is owned free and clear of any security interest, mortgage, pledge, lien,

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encumbrance, claim or equity, and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

(viii) Capitalization. If any Preliminary Prospectus and the Prospectus contains a “Capitalization” section, the authorized and issued capital stock of the Company is as set forth in any Preliminary Prospectus and the Prospectus in the column entitled “Actual” under such section (except for subsequent issuances thereof, if any, contemplated under this Underwriting Agreement, pursuant to reservations, agreements or employee benefit plans referred to in any Preliminary Prospectus and the Prospectus or otherwise as contemplated by the Disclosure Package and the Prospectus).

(ix) Authorization of this Underwriting Agreement and Terms Agreement. This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

(x) Authorization of Debt Securities. The Underwritten Securities have been, or as of the date of the applicable Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. At the Closing Time, the Underwritten Securities will have been duly executed by the Company and, when authenticated by the Trustee in the manner provided for in the Indenture and delivered against payment of the purchase price therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and (b) the waiver contained in Section 514 of the Indenture may be deemed unenforceable, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(xi) Authorization of the Indenture. The Indenture has been duly authorized by the Company and qualified under the 1939 Act and duly executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (b) the waiver contained in Section 514 of the Indenture may be deemed unenforceable.

(xii) Descriptions of the Underwritten Securities and the Indenture. The Underwritten Securities and the Indenture, as of each Representation Date, will conform in all material respects to the respective statements relating thereto contained in the Disclosure Package and the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

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(xiii) Absence of Defaults and Conflicts. The performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or by-laws of the Company or any of the Subsidiaries, (b) any order, law, treaty, rule, regulation, judgment or determination applicable to the Company or any of the Subsidiaries of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the Subsidiaries (other than any violation of or conflict with any such order, law, treaty, rule, regulation, judgment or determination that would not adversely affect the performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) and would not have, singly or in the aggregate with all such other violations or conflicts, a Material Adverse Effect) or (c) the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound or by which any of their respective properties is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of the Subsidiaries pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument (other than any conflict, breach or default or lien, charge or encumbrance that would not adversely affect the performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) and would not result in a Material Adverse Effect).

(xiv) Absence of Proceedings. Except as described in the Disclosure Package and the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or any of the subsidiaries, involving any of them that (a) would adversely affect the execution by the Company of this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities or the performance by the Company of its obligations hereunder or thereunder (including the issuance and sale of the Underwritten Securities), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to by disclosed in the Registration Statement, the Disclosure Package or the Prospectus.

(xv) Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Disclosure Package (or any part thereof) or

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the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

(xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body (including, without limitation, any insurance regulatory agency or body) is required for the execution by the Company of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of its obligations under this Underwriting Agreement, such Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities), except as disclosed in the Disclosure Package and the Prospectus and such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and except for the qualification of the Indenture under the 1939 Act.

(xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) necessary to own their respective properties or to conduct the business now operated by them, except such as would not have, singly or in the aggregate with all such other Governmental Licenses that have not been obtained, a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses (including, without limitation, any Governmental Licenses from any insurance regulatory agencies or bodies) which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xviii) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the “Cuba Act”) or is exempt therefrom.

(xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement and the application of the net proceeds therefrom as described in the Disclosure Package and the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

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(xx) Reinsurance Treaties and Arrangements. All reinsurance treaties and arrangements to which Ambac Assurance Corporation, a Wisconsin stock insurance corporation and a wholly owned subsidiary of the Company (“Ambac Assurance”), is a party are in full force and effect and Ambac Assurance is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not have, singly or in the aggregate with all such other violations or defaults, a Material Adverse Effect; Ambac Assurance has not received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement, and, to the best knowledge of the Company, Ambac Assurance has no reason to believe that any of the other parties to such treaties or arrangements will be unable to perform such treaty or arrangement.

(xxi) Absence of Dividend Restrictions. Other than as described in the Disclosure Package and the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of any Subsidiary pursuant to the charter or by-laws of any of them, any agreement or other instrument to which any of them is a party or by which any of them is bound, or any order, law, rule, regulation, judgment or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over any of them.

(xxii) Internal Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act Regulations) that complies with the requirements of the 1934 Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(xxiii) No Changes in Internal Controls. Since the date of the latest audited financial statements included or incorporated by reference in any Preliminary Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.

(xxiv) Disclosure Controls and Procedures. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act Regulations) that comply with the requirements of the 1934 Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective.

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(b) Officers’ Certificates. Any certificate signed by any officer of the Company or any subsidiary and delivered to the Representative(s) or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby and not a personal representation and warranty by any such officer.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a) Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

(b) Payment. Payment of the purchase price and the amount referred to in Section 4(a) hereof for, and delivery of, the Underwritten Securities shall be made at the offices of Shearman & Sterling LLP or at such other place as shall be agreed upon by the Representative(s) and the Company, at 9:00 A.M. (Eastern time) on the third business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by the Representative(s) and the Company (such date of payment and delivery being herein called “Closing Date”).

Payment shall be made to the Company by wire transfer of immediately available funds to the Company, against delivery to the Representative(s) for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative(s), for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Any Representative, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

(c) Denominations; Registration. The certificates for the Underwritten Securities shall be in such denominations and registered in such names as the Representative(s) may request in writing at least one full business day prior to the Closing Time. The certificates for the Underwritten Securities shall be made available for examination and packaging by the Representative(s) in The City of New York not later than 9:00 A.M. (Eastern Time) on the business day prior to the Closing Time.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter participating in the offering of Underwritten Securities, as follows:

(a) Compliance with Securities Regulations and Commission Requests. Prior to the termination of the offering of the Underwritten Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has furnished the

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Representative(s) a copy for review prior to filing and will not file any such proposed amendment or supplement to which the Representative(s) reasonably object. The Company will cause the Prospectus and any supplement thereto to be filed in a form approved by the Representative(s) with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Representative(s) (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Underwritten Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and making every reasonable effort, if such amendment or new registration does not become automatically effective, to have such amendment or new registration statement declared effective as soon as practicable.

(b) Final Term Sheets. The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by the Representative(s) and attached as Schedule II to the applicable Terms Agreement and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c) Disclosure Package. If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representative(s) so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Representative(s) in such quantities as the Representative(s) may reasonably request.

(d) Issuer Free Writing Prospectuses. The Company agrees that, unless it has or shall have obtained the prior written consent of the Representative(s), and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company and the Representative(s), it has not made and will not make any offer relating to the Underwritten Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than one or more term sheets relating to the Underwritten

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Securities containing substantially the information set forth in the final term sheet referred to in Section 3(b) and conveyed to purchasers of Underwritten Securities; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II to the applicable Terms Agreement. Any such free writing prospectus consented to by the Representative(s) or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative(s) and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts.

(f) Delivery of Prospectuses. The Company will as soon as practicable deliver to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), such number of copies of each Preliminary Prospectus, each Issuer Free Writing Prospectus and the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.

(g) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Debt Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or to amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

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(h) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative(s) may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

(i) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(j) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Disclosure Package and the Prospectus under “Use of Proceeds”.

(k) Restriction on Sale of Securities. Between the date of the applicable Terms Agreement and the Closing Time or such other date specified in such Terms Agreement, the Company will not, without the prior written consent of the Representative(s), directly or indirectly, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, the securities specified in such Terms Agreement.

(l) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(m) Sarbanes-Oxley Act. The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act, unless any failure to comply would not, singly or in the aggregate, have a Material Adverse Effect and provided that any non-compliance would not adversely affect the performance by the Company of its obligations under this Underwriting Agreement, the applicable Terms Agreement, the Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities).

(n) Absence of Manipulation. The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities.

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SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement or the applicable Terms Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Underwriting Agreement, any Terms Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the certificates for the Underwritten Securities to the Underwriters, including any transfer taxes or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors or agents, (v) the qualification of the Underwritten Securities under state securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, any Issuer Free Writing Prospectus, and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of any Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debt Securities, (ix) the fees charged by nationally recognized statistical rating organizations for the rating of the Underwritten Securities, if applicable and (x) the fees and expenses incurred with respect to the listing of the Underwritten Securities, if applicable. Notwithstanding the foregoing or any other provision in this Underwriting Agreement (except for Sections 5 and 9 hereof), the Underwriters have agreed to reimburse the Company $400,000 for expenses of the Company in connection with the offering of the Underwritten Securities.

(b) Termination of Agreement. If the applicable Terms Agreement is terminated by the Representative(s) in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof, to the accuracy of the statements made in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Filing of Prospectus and Effectiveness of Registration Statement. The Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); the final term sheet contemplated by Section 3(b) hereof and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433;

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and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b) Opinion of Counsel for Company. At Closing Time, the Representative(s) shall have received (i) the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibits B-1, B-2 and B-3 hereto and to such further effect as counsel to the Underwriters may reasonably request; (ii) the favorable opinion, dated as of Closing Time, of Anne Gill Kelly, Esq., Assistant General Counsel of the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request; (iii) the favorable opinion, dated as of Closing Time, of Kevin J. Doyle, Esq., General Counsel of Ambac Assurance, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request; and (iv) the favorable opinion, dated as of the Closing Time, of Cadwalader, Wickersham & Taft LLP, special counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with reproduced copies of such letter for each of the other Underwriters, to the effect that the Company is not an “investment company,” as such term is defined in the 1940 Act. In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws other than the laws of the State of New York, the corporate laws of the State of Delaware or the federal laws of the United States of America, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel whom such counsel believes to be reliable, provided that such counsel furnishes copies thereof to the Representative(s) and states that such opinion of such local counsel is satisfactory in form and substance and the Underwriters and counsel for the Underwriters are entitled to rely thereon, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, its subsidiaries and public officials.

(c) Opinion of Counsel for Underwriters. At Closing Time, the Representative(s) shall have received the favorable opinion, dated as of Closing Time, of Shearman & Sterling LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (iii), (iv), (v) (solely as to the statements in the Prospectus under the heading “Description of Debt Securities” and any other heading purporting to describe the Underwritten Securities), and the fifth paragraph of Exhibit B-2 hereto. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative(s). Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

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(d) Officers’ Certificate. At Closing Time, there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and the Representative(s) shall have received a certificate of the President, a Vice Chairman or an Executive or Senior Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are pending or are contemplated by the Commission.

(e) Accountant’s Comfort Letter. At the time of the execution of the applicable Terms Agreement, the Representative(s) shall have received from the Company’s independent accountants a letter dated such date, in form and substance satisfactory to the Representative(s), together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus.

(f) Bring-down Comfort Letter. At Closing Time, the Representative(s) shall have received from the Company’s independent accountants a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section 5, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(g) Maintenance of Ratings. At Closing Time, if and as specified in the applicable Terms Agreement, the Underwritten Securities shall have the ratings accorded by any “nationally recognized statistical rating organization”, as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations, and the Company shall have delivered to the Representative(s) a letter, dated as of such date, from each such rating organization, or other evidence satisfactory to the Representative(s), confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in or withdrawal of the rating assigned to the Underwritten Securities or any of the Company’s other debt securities or the Company’s financial strength or claims paying ability by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company’s other debt securities or the Company’s financial strength or claims paying ability.

(h) Lock-up Agreements. On the date of the applicable Terms Agreement, the Representative(s) shall have received, in form and substance reasonably satisfactory to them, each lock-up agreement, if any, specified in such Terms Agreement as being required to be delivered by the persons listed therein.

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(i) Additional Documents. At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of the Underwritten Securities as contemplated herein and in the applicable Terms Agreement shall be reasonably satisfactory in form and substance to the Representative(s) and counsel for the Underwriters.

(j) Termination of Terms Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representative(s) by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification. (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(1) against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Underwritten Securities, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

(2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any of claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (i) above; provided that (subject to Section 6(d) below) any such settlement is effected with the prior written consent of the Company; and

(3) against any and all expense whatsoever, as incurred including the fees and disbursements of counsel chosen by the Representative(s)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, referred to under (1) above, to the extent that any such expense is not paid under (1) or (2) above;

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provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission contained in or omitted from the Registration Statement, the Disclosure Package or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative(s) specifically for inclusion in the Registration Statement, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Underwritten Securities, the Prospectus, or any Issuer Free Writing Prospectus or the information contained in the final term sheet, or in any amendment thereof or supplement thereto.

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the documents referred to in the foregoing indemnity in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter through the Representative(s) specifically for inclusion in the documents referred to in the foregoing indemnity.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by the Representative(s), and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (x) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (y) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation

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which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Underwritten Securities to the Underwriters.

SECTION 9. Termination.

(a) Terms Agreement. The Representative(s) may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time, (i) if there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Disclosure Package and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or (ii) if there has occurred any material adverse change in the financial markets in the United States or, if the Underwritten Securities are denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets (including currency exchange rates and controls), or any outbreak of hostilities or escalation thereof or other calamity or crisis or any

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change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representative(s), impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or, if the Underwritten Securities are denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred or (v) if there shall have occurred a downgrading in or withdrawal of the rating assigned to the Underwritten Securities or any of the Company’s other debt securities or the Company’s financial strength or claims paying ability by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act), or any such statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Underwritten Securities or any of the Company’s other debt securities or the Company’s financial strength or claims paying ability.

(b) Liabilities. If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the “Defaulted Securities”), then the Representative(s) shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative(s) shall not have completed such arrangements within such 24-hour period, then:

(a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date

24

pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Representative(s) or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative(s) at the address specified in the applicable Terms Agreement; and notices to the Company shall be directed to it at One State Street Plaza, New York, New York 10004, attention: General Counsel.

SECTION 12. Parties. This Underwriting Agreement shall inure to the benefit of and be binding upon the Company and, upon execution of the applicable Terms Agreement, upon the Company and any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. No Fiduciary Duty. The Company hereby acknowledges that (a) the purchase and sale of the Underwritten Securities pursuant to this Underwriting Agreement and the related Terms Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters). The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

25

SECTION 14. Integration. This Underwriting Agreement and the related Terms Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

SECTION 15. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between the Representative(s) and the Company in accordance with its terms.

26

Very truly yours,

AMBAC FINANCIAL GROUP, INC.

By:	/s/ David Trick
Name: David Trick
Title: Managing Director and Treasurer

CONFIRMED AND ACCEPTED, as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Meir Lewis
Authorized Signatory

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

J.P. MORGAN SECURITIES INC.

By:	/s/ John Purcell
Authorized Signatory

Acting on behalf of themselves and as Representatives of the other named Underwriters.

27

EXHIBIT A

FORM OF TERMS AGREEMENT

AMBAC FINANCIAL GROUP, INC.

(a Delaware corporation)

TERMS AGREEMENT

February 7, 2007

To:	Ambac Financial Group, Inc.

One State Street Plaza

New York, New York 10004

Ladies and Gentlemen:

We understand that Ambac Financial Group, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”) up to $400,000,000 aggregate principal amount of its Directly-Issued Subordinated Capital Securities (the “DISCSSM” and, for purposes of the Underwriting Agreement, dated February 7, 2007 (the “Underwriting Agreement”), the terms of which are incorporated herein by reference, are also referred to as the “Underwritten Securities”). The DISCS will be issued by the Company pursuant to an Indenture, to be dated as of February 12, 2007 between the Company and The Bank of New York, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by the First Supplemental Indenture, to be dated as of February 12, 2007 between the Company and the Trustee (together with the Base Indenture, the “Indenture”). Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters offer to purchase, severally and not jointly, the principal amount of Underwritten Securities set forth opposite their names in Schedule I hereto at the purchase price set forth such Schedule I.

The Underwritten Securities shall have the terms that are further described in the final term sheet specified in Schedule II hereto. For purposes of this Terms Agreement only, the “Applicable Time” is 5:05 p.m. (Eastern time) on the date of this Terms Agreement. For purposes of this Terms Agreement only, the “Closing Date” is 10:00 AM (Eastern time) on February 12, 2007.

DISCSSM is a service mark of Citigroup Global Markets Inc. Citigroup Global Markets Inc. has applied for patent protection for certain aspects of the DISCSSM structure described in the prospectus supplement.

Notices to the Underwriters shall be directed to the Representatives c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel.

All of the provisions contained in the Underwriting Agreement are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in the Underwriting Agreement are used herein as therein defined.

For a period of 30 days after the date of this Terms Agreement, neither the Company, nor any of its subsidiaries or other affiliates over which the Company exercises management or voting control, nor any person acting on their behalf will, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell or otherwise dispose of any securities that are substantially similar to the DISCS.

This Terms Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such State.

If the foregoing is in accordance with your understanding of the agreement among the Underwriters and the Company, please sign and return to the undersigned a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement among the Underwriters named herein and the Company in accordance with its terms and the terms of the Underwriting Agreement.

This document may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.

Very truly yours,

Citigroup Global Markets Inc.

By:
Authorized Signatory

Goldman, Sachs & Co.

By:
(Goldman, Sachs & Co.)

J.P. Morgan Securities Inc.

By:
Authorized Signatory

Acting on behalf of itself and as Representative of the other named Underwriters.

Accepted:

AMBAC FINANCIAL GROUP, INC.

By
Name:
Title:

SCHEDULE I

TO TERMS AGREEMENT

Underwriter	Principal Amount of Underwritten Securities
Citigroup Global Markets Inc.	$140,000,000
Goldman, Sachs & Co.	80,000,000
J.P. Morgan Securities Inc.	80,000,000
HSBC Securities (USA) Inc.	20,000,000
Lehman Brothers Inc.	20,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	20,000,000
UBS Securities LLC	20,000,000
Wachovia Capital Markets, LLC	20,000,000

Total	$400,000,000

SCHEDULE II

TO TERMS AGREEMENT

Materials other than the Base Prospectus and the Preliminary Prospectus used most recently prior to the Execution Time that comprise the Disclosure Package:

Free Writing Prospectus

Filed pursuant to Rule 433

Registration Number 333- 131888

AMBAC FINANCIAL GROUP, INC.

FINAL TERM SHEET

Issuer:	Ambac Financial Group, Inc. (Ticker: ABK)
Title of Security:	Directly-Issued Subordinated Capital SecuritiesSM (“DISCS”)
Scheduled Maturity Date:	February 15, 2037 or, if such date is not a business day, the following business day.
Principal Amount:	$400,000,000
Final Maturity Date:	February 7, 2087 or, if such date is not a business day, the following business day.
Interest Rates:	6.15% per annum until the Scheduled Maturity Date and One-month LIBOR + 183.5 bp per annum thereafter until the Final Maturity Date, unless redeemed or repaid earlier.
Interest Payment Dates:	15th of each February and August until the Scheduled Maturity Date and monthly thereafter until the Final Maturity Date, unless redeemed or repaid earlier.
First Interest Payment Date:	August 15, 2007
Trade Date:	February 7, 2007
Settlement Date (T+3):	February 12, 2007
Applicable Spread for the Purposes of Calculating Redemption Price:	+ 50 bp if the redemption is within 90 days after the occurrence of a tax event or rating agency event, and + 20 bp in other cases.
Benchmark:	UST 4.50% due February 15, 2036
Benchmark Yield:	4.849%
Reoffer Spread:	+ 135 bp
Reoffer Yield:	6.199%
Price to Public:	99.335%
CUSIP:	023139AF5
Expected Ratings:	Aa3 by Moody’s Investors Services, A+ by Standard & Poor’s. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.

DISCSSM is a service mark of Citigroup Global Markets Inc. Citigroup Global Markets Inc. has applied for patent protection for the DISCSSM structure described in the related prospectus.

Joint Book-Runner and Sole Structuring Advisor:	Citigroup Global Markets Inc.
Joint Book-Runners:	Goldman, Sachs & Co. J.P. Morgan Securities Inc.
Co-Managers:	HSBC Securities (USA) Inc. Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated UBS Securities LLC Wachovia Capital Markets, LLC

The issuer has filed a registration statement, including a prospectus, with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-858-5407.

EXHIBIT B-1

FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

TO BE DELIVERED PURSUANT TO SECTION 5(b)(i)

February 12, 2007

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES INC.

    as Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:	Ambac Financial Group, Inc.

Directly-Issued Subordinated Capital Securities

Ladies and Gentlemen:

We have acted as special counsel to Ambac Financial Group, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement and the related Terms Agreement, each dated February 7, 2007 (collectively, the “Underwriting Agreement”), between you, as representatives of the several Underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of $400,000,000 aggregate principal amount of the Company’s Directly-Issued Subordinated Capital Securities (the “Securities”) to be issued under the Junior Subordinated Indenture, dated as of February 12, 2007, between the Company and The Bank of New York (the “Trustee”) (the “Base Indenture”), as supplemented by the Supplemental Indenture, dated as of February 12, 2007, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Junior Subordinated Indenture”).

This opinion is being furnished to you pursuant to Section 5(b)(i) of the Underwriting Agreement.

Citigroup Global Markets Inc., et al.

February 12, 2007

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. In making our examination of executed documents, we have assumed that the parties thereto, other than the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents and the validity and binding effect thereof on such parties. As to any facts material to the opinions expressed herein that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company and others and of public officials, including the facts set forth in the Company’s Certificate (as defined below).

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the registration statement on Form S-3 (File No. 333-131888) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act and Post-Effective Amendment No. 1 thereto including information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”);

(b) the prospectus, dated February 6, 2007 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c) the preliminary prospectus supplement, dated February 7, 2007 (together with the Base Prospectus and the Incorporated Documents (as defined below), the “Preliminary Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d) the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007 (together with the Preliminary Prospectus, the “General Disclosure Package”);

(e) the prospectus supplement, dated February 7, 2007 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(f) the documents identified on Schedule A hereto filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Preliminary Prospectus and the Prospectus as of the date hereof (collectively, the “Incorporated Documents”);

Citigroup Global Markets Inc., et al.

February 12, 2007

(g) executed copies of the Underwriting Agreement;

(h) the global note evidencing the Securities registered in the name of Cede & Co. (the “Note”);

(i) an executed copy of the Junior Subordinated Indenture;

(j) the certificate of Sean T. Leonard, Senior Vice President and Chief Financial Officer of the Company, and Robert W. Starr, Managing Director and Treasurer of the Company, dated the date hereof, delivered to the Trustee pursuant to Sections 102, 301 and 303 of the Junior Subordinated Indenture;

(k) the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), on Form T-1, of the Trustee (the “Form T-1”) related to the Junior Subordinated Indenture, filed as an exhibit to the Registration Statement;

(l) the certificate of incorporation of the Company, as amended to date, as certified by the Secretary of State of the State of Delaware (as so amended, the “Certificate of Incorporation”);

(m) the By-laws of the Company, as certified by Anne Gill Kelly, Managing Director, Secretary and Assistant General Counsel of the Company (the “By-laws”);

(n) resolutions of the Board of Directors of the Company, adopted January 24, 2006 and October 24, 2006, and resolutions of the Pricing Committee thereof, adopted February 7, 2007, each as certified by Anne Gill Kelly, Managing Director, Secretary and Assistant General Counsel of the Company;

(o) the certificate of Sean T. Leonard, Senior Vice President and Chief Financial Officer the Company, and Anne Gill Kelly, Managing Director, Secretary and Assistant General Counsel of the Company, dated the date hereof, a copy of which is attached as Exhibit A hereto (the “Company Certificate”);

(p) the certificate of Anne Gill Kelly, Managing Director, Secretary and Assistant General Counsel of the Company, dated the date hereof; and

(q) a certificate, dated February 7, 2007, and a facsimile bringdown thereof, dated February 12, 2007, from the Secretary of State of the State of Delaware as to the Company’s existence and good standing in such jurisdiction (the “Delaware Certificates”).

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and

Citigroup Global Markets Inc., et al.

February 12, 2007

receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

The Underwriting Agreement, the Note and the Junior Subordinated Indenture are referred to herein collectively as the “Transaction Documents.” As used herein: (i) “Applicable Laws” means the General Corporation Law of the State of Delaware (the “DGCL”) and those laws, rules and regulations of the State of New York and the federal laws, rules and regulations of the United States of America, in each case, that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and the other Transaction Documents (other than the United States federal securities laws, state and foreign securities or blue sky laws, antifraud laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without our having made any special investigation as to the applicability of any specific law, rule or regulation, (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of New York, the State of Delaware or the United States of America having jurisdiction over the Company under Applicable Laws and (iii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by the Company pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than the Company) in the transactions contemplated by the Underwriting Agreement and the other Transaction Documents or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties.

The opinions set forth below are subject to the following further qualifications, assumptions and limitations:

(a) the opinion set forth in paragraph 1 below is based solely upon the Delaware Certificates;

(b) we do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to each of the Transaction Documents (other than with respect to the Company to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the Company to the extent necessary to render the opinions set forth herein);

(c) we have assumed that the execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations thereunder do not and will not violate, conflict with or constitute a default under (i) any agreement or instrument to which the Company or any of its properties is subject (except that we do not make the assumption set forth in this clause (i) with respect

Citigroup Global Markets Inc., et al.

February 12, 2007

to the Company’s Certificate of Incorporation or By-laws), (ii) any law, rule, or regulation to which the Company or any of its properties is subject (except that we do not make the assumption set forth in this clause (ii) with respect to the DGCL and those laws, rules and regulations of the State of New York and the federal laws, rules and regulations of the United States of America, in each case that, in our experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and the other Transaction Documents but without our having made any special investigation as to the applicability of any specific law, rule or regulation), (iii) any judicial or regulatory order or decree of any governmental authority or (iv) any consent, approval, license, authorization or validation of, or filing, recording or registration with any Governmental Authority;

(d) the validity or enforcement of any agreements or instruments may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

(e) we do not express any opinion as to the applicability or effect of any fraudulent transfer, preference or similar law on each of the Transaction Documents or any transactions contemplated thereby; and

(f) we note that Section 2.2 of the Supplemental Indenture provides that, under certain circumstances, the Company will be obligated to use its commercially reasonable efforts to sell shares of its common stock, warrants to purchase its common stock or preferred stock and to apply the proceeds from such sales of such common stock, warrants to purchase its common stock or preferred stock to pay interest on the Securities that was deferred in accordance with Section 2.5 or 3.2 of the Supplemental Indenture, and that the Company shall be deemed not to have used its commercially reasonable efforts if it determines not to effect such sale solely due to pricing, dividend rate or dilution considerations. Because the DGCL reserves to boards of directors the exclusive authority to issue stock and to determine the price at which such stock is to be issued and, since the Board has not yet approved the issuance of such shares of common stock, warrants to purchase its common stock or preferred stock or determined the per share price thereof, we are not rendering any opinion as to the authorization, issuance or validity of the common stock, warrants to purchase its common stock or preferred stock pursuant to Section 2.2 of the Supplemental Indenture; in addition, for purposes of the opinions set forth below we have assumed that the Board will approve such issuance.

We do not express any opinion as to any laws other than Applicable Laws. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Citigroup Global Markets Inc., et al.

February 12, 2007

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware.

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3. The Junior Subordinated Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4. The execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby, including the issuance and sale of the Securities, did not and will not (i) conflict with the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in any contravention of, any Applicable Law. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of each of the Transaction Documents did constitute or will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.

5. The Note has been duly authorized and executed by the Company, and when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement and the Junior Subordinated Indenture, the Note will constitute a valid and binding obligation of the Company entitled to the benefits of the Junior Subordinated Indenture and enforceable against the Company in accordance with its terms.

6. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of each of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated thereby.

7. The statements in the Base Prospectus under the caption “Description of the Debt Securities” and in the General Disclosure Package and the Prospectus Supplement under the caption “Description of the DISCS,” other than “—Book-Entry System,” insofar as such statements purport to summarize certain provisions of the Junior Subordinated Indenture and the Note, fairly summarize such provisions in all material respects.

This opinion is furnished only to you as representatives of the Underwriters and is solely for your and the other Underwriters’ benefit in connection with the closing occurring today and the offering of Securities, in each case pursuant to the Underwriting

Citigroup Global Markets Inc., et al.

February 12, 2007

Agreement. Without our prior written consent, this opinion may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose (including any other person that acquires any Securities or that seeks to assert your and the other Underwriters’ rights in respect of this opinion (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

SCHEDULE A

INCORPORATED DOCUMENTS

1.	Ambac Financial Group, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (filed with the Commission on March 13, 2006);

2.	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 (filed with the Commission on May 10, 2006), June 30, 2006 (filed with the Commission on August 9, 2006) and September 30, 2006 (filed with the Commission on October 8, 2006);

3.	The Company’s Current Reports on Form 8-K filed with the Commission on January 25, 2006, January 27, 2006, April 26, 2006, July 26, 2006, August 22, 2006, September 25, 2005, October 25, 2006, October 27, 2006, December 8, 2006, January 31, 2007 and February 2, 2007;

4.	Portions of the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2006 that are incorporated by reference into Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005;

5.	The Company’s Registration Statements on Form 8-A dated June 12, 1991 and February 28, 1996; and

6.	The Company’s Annual Report of Employee Stock Purchase Plans on Form 11-K (filed with the Commission on June 27, 2006).

EXHIBIT B-2

FORM OF NEGATIVE ASSURANCE LETTER OF SKADDEN, ARPS,

SLATE, MEAGHER & FLOM LLP TO BE DELIVERED PURSUANT TO SECTION 5(b)(i)

February 12, 2007

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES INC.

    as Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:	Ambac Financial Group, Inc.

Directly-Issued Subordinated Capital Securities

Ladies and Gentlemen:

We have acted as special counsel to Ambac Financial Group, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement and the related Terms Agreement, each dated February 7, 2007 (collectively, the “Underwriting Agreement”), between you, as representatives of the several Underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of $400,000,000 aggregate principal amount of the Company’s Directly-Issued Subordinated Capital Securities (the “Securities”) to be issued under the Junior Subordinated Indenture, dated as of February 12, 2007, between the Company and The Bank of New York (the “Trustee”), as supplemented by the Supplemental Indenture, dated as of February 12, 2007 between the Company and the Trustee (as so supplemented, the “Junior Subordinated Indenture”). between the Company, the Prior Trustee and The Bank of New York, as successor Trustee (the “Trustee”).

This letter is being furnished to you pursuant to Section 5(b)(i) of the Underwriting Agreement.

Citigroup Global Markets Inc., et al.

February 12, 2007

In the above capacity, we have reviewed the registration statement on Form S-3 (File No. 333-131888) of the Company relating to the Securities and other securities of the Company filed on February 16, 2006 with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act, and Post-Effective Amendment No. 1 thereto, including the Incorporated Documents (as defined below)and the information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”), (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”), and (i) the prospectus, dated February 6, 2007 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement, (ii) the preliminary prospectus supplement, dated February 7, 2007 (together with the Base Prospectus and the Incorporated Documents, the “Preliminary Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and (iii) the prospectus supplement, dated February 7, 2007 (the “Prospectus Supplement” and, together with the Base Prospectus and the Incorporated Documents, the “Prospectus”), relating to the offering of the Securities in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. We also have reviewed the documents identified on Schedule A hereto filed by the Company pursuant to the Securities Exchange Act of 1934 and incorporated by reference into the Prospectus as of the date hereof (collectively, the “Incorporated Documents”), the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007 (the “Issuer General Use Free Writing Prospectus”) and such other documents as we deemed appropriate. Assuming the accuracy of the representations and warranties of the Company set forth in Section 1(a)(i)(D) of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Securities Act and, pursuant to Section 309 of the Trust Indenture Act, the Junior Subordinated Indenture has been qualified under the Trust Indenture Act . We have also been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In addition, we have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent registered public accountants of the Company and representatives of the Underwriters and counsel for the Underwriters at which the contents of the

Citigroup Global Markets Inc., et al.

February 12, 2007

Registration Statement, the Prospectus and the General Disclosure Package (as defined below) and related matters were discussed. We did not participate in the preparation of the Incorporated Documents but have, however, reviewed such documents and discussed the business and affairs of the Company with officers and other representatives of the Company. We do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof (except to the limited extent referred to in paragraph 7 of our opinion to you dated the date hereof and in our tax opinion to you dated the date hereof).

On the basis of the foregoing, (i) the Registration Statement, at February 6, 2007 and at February 7, 2006 and the Prospectus, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 related to the Junior Subordinated Indenture (the “Form T-1”)) and (ii) no facts have come to our attention that have caused us to believe that the Registration Statement, at February 6, 2007 and at February 7, 2007, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1). In addition, on the basis of the foregoing, no facts have come to our attention that have caused us to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we do not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

Citigroup Global Markets Inc., et al.

February 12, 2007

As used herein, (i) “Applicable Time” means 5:05 p.m. (Eastern time) on February 7 2007 and (ii) “General Disclosure Package” means the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007, and the Preliminary Prospectus, all considered together.

In addition, based on the foregoing, we confirm to you that (i) the Prospectus has been filed with the Commission within the time period required by Rule 424 of the Rules and Regulations and (ii) the Issuer General Use Free Writing Prospectuses has been filed with the Commission within the time period required by Rule 433(d) of the Rules and Regulations.

This letter is furnished only to you as representatives of the Underwriters and is solely for you and the other Underwriters’ benefit in connection with the closing occurring today and the offering of the Securities, in each case pursuant to the Underwriting Agreement. Without our prior written consent, this letter may not be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires any Securities or that seeks to assert your and the other Underwriters’ rights in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction).

Very truly yours,

SCHEDULE A

INCORPORATED DOCUMENTS

1.	Ambac Financial Group, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (filed with the Securities and Exchange Commission (the “Commission”) on March 13, 2006);

2.	The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 (filed with the Commission on May 10, 2006), June 30, 2006 (filed with the Commission on August 9, 2006) and September 30, 2006 (filed with the Commission on October 8, 2006);

3.	The Company’s Current Reports on Form 8-K filed with the Commission on January 25, 2006, January 27, 2006, April 26, 2006, July 26, 2006, August 22, 2006, September 25, 2005, October 25, 2006, October 27, 2006, December 8, 2006, January 31, 2007 and February 2, 2007;

4.	Portions of the Company’s Definitive Proxy Statement on Schedule 14A filed on May 2, 2006 that are incorporated by reference into Part III of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005;

5.	The Company’s Registration Statements on Form 8-A dated June 12, 1991 and February 28, 1996; and

6.	The Company’s Annual Report of Employee Stock Purchase Plans on Form 11-K (filed with the Commission on June 27, 2006).

EXHIBIT B-3

FORM OF TAX OPINION OF SKADDEN, ARPS,

SLATE, MEAGHER & FLOM LLP TO BE DELIVERED PURSUANT TO SECTION 5(b)(i)

February 12, 2007

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES INC.

    as Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:	Ambac Financial Group, Inc.

Directly-Issued Subordinated Capital Securities

Ladies and Gentlemen:

We have acted as special counsel to Ambac Financial Group, Inc., a Delaware corporation (the “Company”), in connection with the Underwriting Agreement and the related Terms Agreement, each dated February 7, 2007 (collectively, the “Underwriting Agreement”), between you, as representatives of the several Underwriters named therein (the “Underwriters”), and the Company, relating to the sale by the Company to the Underwriters of $400,000,000 aggregate principal amount of the Company’s Directly-Issued Subordinated Capital Securities (the “Securities”) to be issued under the Junior Subordinated Indenture, dated as of February 12, 2007, between the Company and The Bank of New York (the “Trustee”) (the “Base Indenture”), as supplemented by the Supplemental Indenture, dated as of February 12, 2007, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Junior Subordinated Indenture”).

This opinion is being furnished to you pursuant to Section 5(b)(i) of the Underwriting Agreement.

In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

(a) the registration statement on Form S-3 (File No. 333-131888) of the Company relating to the Securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Securities Act”) allowing for delayed offerings pursuant to Rule 415 under the Securities Act and Post-Effective Amendment No. 1 thereto including information deemed to be a part of the registration statement pursuant to Rule 430B of the General Rules and Regulations under the Securities Act (the “Rules and Regulations”) (such registration statement, as so amended, being hereinafter referred to as the “Registration Statement”);

(b) the prospectus, dated February 6, 2007 (the “Base Prospectus”), which forms a part of and is included in the Registration Statement;

(c) the preliminary prospectus supplement, dated February 7, 2007 (together with the Base Prospectus, the “Preliminary Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d) the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007 (together with the Preliminary Prospectus, the “General Disclosure Package”);

(c) the prospectus supplement, dated February 7, 2007 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”), relating to the offering of the Securities, in the form filed by the Company pursuant to Rule 424(b) of the Rules and Regulations;

(d) an executed copy of the Underwriting Agreement; and

(e) such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

We have also relied upon oral and written statements and representations made to us by representatives of the Company and have assumed that such statements and the facts set forth in such statements and representations are true, correct and complete without regard to any qualification as to knowledge or belief. We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the Company and others, and such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below. We have assumed that the transactions related to the offering of the Securities will be consummated in the manner contemplated by the Prospectus.

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, conformity to original documents of all documents submitted to us as certified, conformed, photostatic, electronic or facsimile copies, and the authenticity of the originals of such latter documents. In making our examination of documents executed, or to be executed, by the parties indicated therein, we have assumed that each party has, or will have, the power, corporate or other, to enter into and perform all obligations thereunder, and we have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by each party indicated in the documents and that such documents constitute, or will constitute, valid and binding obligations of each party.

In rendering our opinion, we have considered the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury Department regulations promulgated thereunder, pertinent judicial authorities, interpretive rulings of the Internal Revenue Service and such other authorities as we have considered relevant. It should be noted that statutes, regulations, judicial decisions and administrative interpretations are subject to change or differing interpretations, possibly with retroactive effect. There can be no assurance, moreover, that the opinion expressed herein will be accepted by the Internal Revenue Service or, if challenged, by a court of law. A change in the authorities or the accuracy or completeness of any of the information, documents, certificates, records, statements, representations or assumptions on which our opinion is based could affect our conclusions.

Based upon the foregoing and in reliance thereon, and subject to the qualifications, exceptions, assumptions and limitations contained herein or in the Prospectus, we are of the opinion that, under current United States federal income tax law:

1.	Although the matter is not free from doubt, the Securities will be classified for United States federal income tax purposes as indebtedness of the Company.

2.	Although the discussion set forth in the General Disclosure Package and the Prospectus under the heading “CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES” does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Securities, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences described therein subject to the qualifications set forth therein.

Except as set forth above, we express no opinion to any party as to any tax consequences, whether federal, state, local or foreign, of the Securities or of any transaction related thereto. This opinion is delivered to you solely for your benefit in connection with the transaction referred to herein and may not be relied upon by any other person. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any legal developments or factual matters arising subsequent to the date hereof or the impact of any information, document, certificate, record, statement, representation or assumption relied upon herein that becomes incorrect or untrue.

Very truly yours,

EXHIBIT C

FORM OF OPINION OF ANNE GILL KELLY, ESQ., ASSISTANT GENERAL

COUNSEL OF THE COMPANY

TO BE DELIVERED PURSUANT TO

SECTION 5(b)(ii)

February 12, 2006

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES INC.

    as Representatives of the several Underwriters

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York, 10013

Ladies and Gentlemen:

I am Managing Director, Secretary and Assistant General Counsel of Ambac Financial Group, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), and have acted as its counsel in connection with the Underwriting Agreement and related Terms Agreement, each dated February 7, 2007 (together, the “Underwriting Agreement”), among the Company and each of the several underwriters named therein (the “Underwriters”), relating to the sale by the Company to you of $400,000,000 aggregate principal amount of the Company’s Directly-Issued Subordinated Capital Securities (the “DISCS”). The DISCS are to be issued under the Indenture (the “Base Indenture”), dated as of February 12, 2007, between the Company and The Bank of New York (the “Trustee”), as supplemented by Supplemental Indenture, between the Company and the Trustee (the “Supplemental Indenture”), dated as of February 12, 2007 establishing the terms of the DISCS (such Base Indenture, as so supplemented, the “Junior Subordinated Indenture”).

This opinion is being furnished to you pursuant to Section 5(b)(ii) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

In connection with this opinion, I have examined (i) the registration statement on Form S-3 (File No. 333-131888) relating to the junior subordinated debt securities and other securities of the Company filed with the Securities and Exchange Commission (the “Commission”) on February

16, 2006 under the Securities Act of 1933, as amended (the “Securities Act”), allowing for offerings from time to time pursuant to Rule 415 under the Securities Act and Post-Effective Amendment No. 1 thereto (such registration statement, as amended and including all documents incorporated therein by reference, being herein after referred to as the “Registration Statement”); (ii) the base prospectus, dated February 6, 2007, which forms a part of and is included in the Registration Statement (iii) and the preliminary prospectus supplement, dated February 7, 2007, in the form filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the Securities Act (such preliminary prospectus supplement, together with the base prospectus and including all documents incorporated therein by reference, the “Preliminary Prospectus”), (iv) and the final prospectus supplement, dated February 7, 2007 (the “Prospectus Supplement”), in the form filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the Securities Act (such Prospectus Supplement, together with the base prospectus and including all documents incorporated therein by reference, the “Prospectus”); (v) an executed copy of the Base Indenture; (vi) an executed copy of the Supplemental Indenture, (vii) the resolutions of the Board of Directors of the Company adopted to date relating to the Registration Statement, the Underwriting Agreement, the Junior Subordinated Indenture and the DISCS; (viii) a specimen certificate representing the DISCS; (ix) an executed copy of the Underwriting Agreement; (x) the Amended and Restated Certificate of Incorporation of the Company, as certified by the Secretary of State of Delaware and the Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”); (xii) the By-Laws of the Company, as presently in effect (the “By-Laws”); (xiii) the Certificate, dated February 12, 2007, of the Managing Director and Treasurer of the Company, Managing Director, Secretary and Assistant General Counsel of the Company pursuant to Sections 102, 301 and 303 of the Junior Subordinated Indenture dated the date hereof (the “Officers’ Certificate”); and (xiv) the Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), on Form T-1 of the Trustee related to the Junior Subordinated Indenture (the “Form T-1”).

I also have examined originals or copies, certified or otherwise identified to my satisfaction, of all such records of the Company and others, and such other documents, certificates and corporate or other records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

In rendering the opinions expressed herein, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic or facsimile copies and the authenticity of the originals of such latter documents. In making my examination of documents executed or to be executed by parties other than the Company, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect thereof. As to any facts material to the opinions expressed herein which I did not independently establish or verify, I have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

I am admitted to the Bar of the State of New York and express no opinion as to the laws of any other jurisdiction other than the General Corporation Law of the State of Delaware and the federal securities laws of the United States of America.

Based on and subject to the foregoing and to the other qualifications and limitations set forth herein, I am of the opinion that:

(i)	The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package (as defined below) and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

(ii)	The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the State of New York, which is the only state in which the Company owns or leases property or conducts material business.

(iii)	Ambac Capital Funding, Inc. (“ACFI”) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus; ACFI is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

(iv)	All of the outstanding shares of capital stock of ACFI have been duly and validly authorized and issued and are fully paid and nonassessable; the Company owns all of the outstanding shares of capital stock of ACFI directly or indirectly, free and clear of any perfected security interest and, to the best of my knowledge, after due inquiry, any other pledges, liens, security interests, charges, equities or encumbrances.

(v)	To the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body (except that I express no opinion with respect to any insurance regulatory agency or body) or arbitrator having jurisdiction over the Company or ACFI, involving either of them that (a) would affect the execution by the Company of the Underwriting Agreement, the Indenture or the DISCS, or the performance by the Company of its obligations thereunder (including the issuance and sale of the DISCS), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus; to the best of my knowledge, after due inquiry, there are no contracts or other documents to which the Company or ACFI is a party or by which either of them is bound of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits, which are not described or filed as required.

(vi)	The performance by the Company of its obligations under the Underwriting Agreement, the Indenture and the DISCS (including the issuance and sale of the DISCS) will not violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of ACFI or (b) to the best of my knowledge without any independent investigation, under the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which the Company or ACFI is a party or by which any of them is bound or by which any of their respective properties is subject, and would not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or ACFI pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument or (c) any order, judgment or determination of any federal or New York court, governmental agency or body or arbitrator known by me to be applicable to the Company or ACFI, except in the case of clauses (b) and (c) to the extent that any such violation, conflict, breach or default would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the Indenture or the DISCS (including the issuance and sale of the DISCS).

(vii)	To the best of my knowledge, each of the Company and ACFI has such permits, licenses, certificates, franchises and authorizations of governmental agencies or bodies (except that I express no opinion with respect to any insurance regulatory agencies or bodies) as are necessary to own its properties and to conduct its business, except such as would not have, singly or in the aggregate with all such other permits, licenses, certificates, franchises and authorizations that have not been obtained, a Material Adverse Effect; and, to the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such permit, license, certificate, franchise or authorization (except that I express no opinion with respect to any permit, license, certificate, franchise or authorization from any insurance regulatory agency or body), the revocation, termination or suspension of which would have, singly or in the aggregate with all other such revocations, terminations or suspensions, a Material Adverse Effect.

(viii)	Each of the Company and ACFI owns, or has valid and adequate rights to use, all items of real and personal property which are material to the business of the Company and its subsidiaries considered as one enterprise, free and clear of all liens, encumbrances and claims that may materially interfere with the conduct of the business of the Company and its subsidiaries considered as one enterprise.

(ix)	Other than as described in the General Disclosure Package and the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of ACFI pursuant to their respective certificates of incorporation or bylaws, any agreement or other instrument to which either of them is a party or by which either of them is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over either of them.

(x)	The documents incorporated by reference in the Preliminary Prospectus and the Prospectus (other than the financial statements, supporting schedules and other financial data included therein or omitted therefrom, as to which I render no opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

In addition, I have participated in the preparation of the Registration Statement, the General Disclosure Package and the Prospectus and have participated in conferences with officers and other representatives of the Company, outside counsel for the Company, representatives of the independent registered public accountants of the Company and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package and related matters were discussed. I do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof.

On the basis of the foregoing, no facts have come to my attention that would lead me to believe that the Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which I make no statement), at February 6, 2007 and at February 7, 2007, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which I make no statement), as of the date of the Prospectus Supplement and as of the date hereof included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, on the basis of the foregoing, no facts have come to my attention that have caused me to believe that the General Disclosure Package (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which I make no statement), as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used herein, (i) “Applicable Time” means 5:05 p.m (Eastern time) on February 7, 2007 and (ii) “General Disclosure Package” means the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007, and the Preliminary Prospectus, all considered together.

This opinion is furnished to the Underwriters solely for their benefit in connection with the sale of DISCS under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by, or assigned to, any other person for any purpose, including any other person that acquires DISCS or that seeks to assert your rights in respect of this letter (other than an Underwriter’s successor in interest by means of merger, consolidation, transfer of a business or other similar transaction) without my express written permission.

Very truly yours,

Anne Gill Kelly, Esq.

EXHIBIT D

FORM OF OPINION OF KEVIN J. DOYLE, ESQ., GENERAL COUNSEL

OF AMBAC ASSURANCE

TO BE DELIVERED PURSUANT TO

SECTION 5(b)(iii)

February 12, 2007

CITIGROUP GLOBAL MARKETS INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES INC.

    as Representatives of the several Underwriters

c/o	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York, 10013

Ladies and Gentlemen:

I have acted as General Counsel for Ambac Assurance Corporation, a Wisconsin stock insurance corporation (“Ambac Assurance”), in connection with the transactions contemplated by (i) the Registration Statement on Form S-3 (File No. 333 131888), filed by Ambac Financial Group, Inc., a Delaware Corporation (the “Company”), under the Securities Act of 1933 (such act and the rules and regulations promulgated thereunder being hereinafter referred to as the “1933 Act”) with the Securities and Exchange Commission (the “Commission”) on February 16, 2006, as amended by Post-Effective Amendment No. 1 thereto (the Registration Statement, as so amended and including all documents incorporated therein by reference but excluding the Statement of Eligibility on Form T-1 of the Trustee related to the Junior Subordinated Indenture (defined below), being herein after referred to as the “Registration Statement”), (ii) the base prospectus, dated February 6, 2007, which forms a part of and is included in the Registration Statement (ii) the preliminary prospectus supplement dated February 7, 2007, in the form filed with the Commission, pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the Act (such preliminary prospectus supplement, together with the base prospectus and including all documents incorporated therein by reference, the “Preliminary Prospectus”), (iii) the final prospectus supplement dated February 7, 2007 (the “Prospectus Supplement”), in the form filed with the Commission, pursuant to Rule 424(b) of the General Rules and Regulations promulgated under the Act (such Prospectus Supplement, together with the base prospectus, and including all documents incorporated therein by reference, being hereinafter referred to as the “Prospectus”) and (iv) the Indenture (the “Base Indenture”), dated as of February 12, 2007, between Ambac Financial Group, Inc. (the “Company”) and The Bank of New York (the “Trustee”), as

supplemented by Supplemental Indenture, between the Company and the Trustee (the “Supplemental Indenture”), dated as of February 12, 2007, establishing the terms of the Underwritten Securities (such Base Indenture, as so supplemented by the Supplemental Indenture, the “Junior Subordinated Indenture”). This opinion is furnished to you pursuant to Section 5(b)(iii) of the Underwriting Agreement, dated February 7, 2007, incorporated by reference in the Terms Agreement, dated February 7, 2007 (the “Terms Agreement” and, together with such Underwriting Agreement, the “Underwriting Agreement”), among the Company and Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein. Unless otherwise defined herein, terms to which meanings are ascribed in the Underwriting Agreement are used herein with such meanings.

In connection with this opinion, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and officers of the Company and Ambac Assurance and such other instruments as I have deemed necessary or appropriate in connection with the opinions hereinafter set forth and have relied thereon as to matters of fact, including, without limitation, the Registration Statement, the Prospectus, the Underwriting Agreement and the Junior Subordinated Indenture. In such examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with originals of all documents submitted to me as copies. I have assumed the due authorization, execution and delivery of all of the above documents by the parties thereto other than Ambac Assurance. Based upon the foregoing and having regard to legal considerations that I deem relevant, and subject to the qualifications set forth below, I am of the opinion that:

(i)	Ambac Assurance has been duly incorporated and is validly existing as a stock insurance corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; Ambac Assurance is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the outstanding shares of capital stock of Ambac Assurance have been duly and validly authorized and issued and are fully paid and nonassessable; Ambac Assurance is wholly owned, directly or indirectly, by the Company; all of the outstanding shares of capital stock of Ambac Assurance are free and clear of any perfected security interest and, to the best of my knowledge, after due inquiry, any other pledges, liens, security interests, charges, equities or encumbrances.

(ii)

To the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation before any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) (except that, as this opinion relates to the Company, I express no opinion with respect to any action, suit, proceeding or investigation other than an action, suit, proceeding or investigation relating to insurance matters) or any arbitrator having jurisdiction over the Company or Ambac Assurance, involving either of them that (a) would affect the execution by the Company of the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture or the Underwritten Securities or the performance by the Company of its obligations thereunder (including the issuance and sale of the Underwritten Securities), or (b) would have, singly or in the aggregate with all such actions, suits, proceedings or investigations, a Material Adverse Effect or (c) is of a character required to be disclosed in the Registration Statement, the Preliminary Prospectus or the Prospectus (except that, as this opinion relates to the Company, I express no opinion with respect to any action, suit, proceeding or investigation other than an action, suit, proceeding or investigation relating to insurance matters); to the best of my knowledge, after due inquiry, there are no contracts or other documents to which Ambac Assurance is a party or by which it is bound of a character required to be described in the Registration Statement, the Prospectus, or to be filed as exhibits to the Registration Statement, which are not described or filed as required.

(iii)	The performance by the Company of its obligations under the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate, conflict with, result in a breach of, or constitute a default (and I know of no event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the restated articles of incorporation or bylaws of Ambac Assurance or (b) to the best of my knowledge without any independent investigation, under the terms of any bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument to which Ambac Assurance is a party or by which it is bound or by which any of its properties is subject, and would not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of Ambac Assurance pursuant to the terms of any such bond, debenture, note, other evidence of indebtedness, agreement, indenture, lease or other instrument or (c) any order, judgment or determination of any federal or New York court, governmental agency or body or arbitrator known by me to be applicable to Ambac Assurance, except in the case of clause (b) or (c) to the extent that any such violation, conflict, breach or default would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities).

(iv)

To the best of my knowledge, each of the Company and Ambac Assurance has such permits, licenses, certificates, franchises and authorizations of governmental agencies or bodies (including, without limitation, any insurance regulatory agencies or bodies) as are necessary to own its properties and to conduct its business, except such as would not have, singly or in the aggregate with all such other permits, licenses, certificates, franchises and authorizations that have not been obtained, a Material Adverse Effect (for purposes of this opinion, as it relates to the Company, I express no opinion with respect to any regulatory agencies or bodies other than insurance regulatory agencies or bodies); and, to the best of my knowledge, there is no pending or threatened action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such permit, license, certificate, franchise or authorization (including, without limitation, any permit, license, certificate, franchise or authorization from any insurance regulatory agency or body), the revocation, termination or suspension of which would have, singly or in the aggregate with all other such revocations, terminations or suspensions, a Material Adverse Effect.

(v)	All reinsurance treaties and arrangements to which Ambac Assurance is a party are in full force and effect and, to the best of my knowledge, Ambac Assurance is not in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except to the extent that any such violation or default would not have, singly or in the aggregate with all such other violations or defaults, a Material Adverse Effect; to the best of my knowledge, Ambac Assurance has not received any notice from any of the other parties to such treaties, contracts or agreements that such other party intends not to perform in any material respect such treaty, contract or agreement.

(vi)	Except as described in the General Disclosure Package (as defined below) and the Prospectus, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any insurance regulatory agency or body in the State of New York or Wisconsin is required for the execution by the Company of the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture or the Underwritten Securities (including the issuance and sale of the Underwritten Securities) or the performance by the Company of its obligations thereunder.

(vii)	The performance by the Company of its obligations under the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture and the Underwritten Securities (including the issuance and sale of the Underwritten Securities) will not violate or conflict with any order, law, treaty, rule, regulation, judgment or determination of any insurance regulatory agency or body in the State of New York or Wisconsin, except for any violation or conflict that would not adversely affect the performance by the Company of its obligations under the Underwriting Agreement, the Terms Agreement, the Junior Subordinated Indenture or the Underwritten Securities.

(viii)	The statements under the headings “Business—Insurance Regulatory Matters” and “Business — Business Segments — Reinsurance” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and incorporated by reference in the Prospectus, insofar as they summarize provisions of documents, matters of law or legal conclusions, fairly summarize such provisions of documents, matters of law and legal conclusions in all material respects and include the information called for with respect thereto by Form S-3 under the 1933 Act.

(ix)	Other than as described in the General Disclosure Package and the Prospectus, there are no restrictions upon the declaration or payment of any dividend or distribution on any shares of capital stock of Ambac Assurance pursuant to its restated articles of incorporation or bylaws, any agreement or other instrument to which Ambac Assurance is a party or by which it is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any insurance regulatory agency or body) or arbitrator having jurisdiction over Ambac Assurance.

In addition, I have participated in conferences with officers and other representatives of the Company, outside counsel for the Company, representatives of the independent registered public accountants of the Company and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement, the Prospectus and the General Disclosure Package and related matters were discussed. I do not pass upon, or assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and have made no independent check or verification thereof (other than as described in paragraph (viii) of this opinion).

Based upon and subject to, the foregoing, no facts have come to my attention that have led me to believe that the Registration Statement, at February 6, 2007 and at February 7, 2007, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, schedules and other financial data included therein or omitted therefrom or the exhibits to the Registration Statements, including the Form T-1, as to which I express no opinion). In addition, on the basis of the foregoing, no facts have come to my attention that have caused me to believe that the General Disclosure Package, as of the Applicable Time (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except for the financial statements, schedules and other financial data included therein or omitted therefrom or the exhibits to the Registration Statements, including the Form T-1, as to which I express no opinion).

As used herein, (i) “Applicable Time” means 5:05 p.m (Eastern time) on February 7, 2007 and (ii) “General Disclosure Package” means the issuer free writing prospectus, dated February 7, 2007, in the form filed by the Company pursuant to Rule 433 of the Rules and Regulations on February 7, 2007, and the Preliminary Prospectus, all considered together.

I do not express any opinion as to any matter governed by any laws other than federal laws of the United States of America, the laws of the State of New York, the corporate laws of the State of Delaware or the corporate and insurance laws of the State of

Wisconsin. To the extent this opinion speaks as to corporate and insurance laws of the State of Wisconsin, I have relied, with your consent, on the opinion of DeWitt Ross & Stevens S.C., which opinion is satisfactory in form and substance to me and which you and your counsel are entitled to rely thereon.

This opinion is solely for your information and is not to be quoted in whole or in part, summarized or otherwise referred to, nor is it to be filed with or supplied to any governmental agency or other person without my written consent, except with respect to the preparation of a closing memorandum. I specifically disclaim any responsibility to update this opinion to reflect any events or state of facts which may hereafter occur.

Very truly yours,

Kevin J. Doyle, Esq.

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